UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Annual Report	July 31, 2015

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

SHAREHOLDERS’ LETTER

July 31, 2015

To the Shareholders of the Reaves Utilities and Energy Infrastructure Fund:

In the twelve months ended July 31, 2015, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of (3.05)% for the Institutional Class Shares and (3.30)% for the Class A Shares. This compares to a 10.47% return for the S&P 500 Utilities Indexi and an 11.21% return for the S&P 500 Indexii. An equally weighted passive portfolio of utility, energy and telecom stocks using the S&P Utilities Sector Index, S&P 500 Energy Indexiii, and S&P 500 Telecom Services Indexiv as appropriate benchmarks for each sector would have yielded a return of (6.13)% for the period. The Fund paid its 45th consecutive quarterly dividend in June.

We invest primarily in three sectors: utilities, energy and telecom. While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following discussion includes sector performance estimates on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The utilities portion of the portfolio contributed about 5.26% to the total return in the period. The utilities’ portfolio’s internal rate of return (“IRR”)1 of 11.09% outperformed the S&P 500 Utilities Index return of 10.47% because of a lower weighting in merchant generators. Our largest return contributors were Eversource Energy, CMS Energy and Duke Energy.

There are several themes that drove our stock selections. First, we continued to have more than 40% of the portfolio invested in utilities, although this was cut at the end of 2014 as the group became expensive relative to other investment options, and increased again toward the middle of 2015 as the phenomenon sharply reversed. We believe the volatility in the group was mostly due to changes in expectations for domestic interest rates.

[1]	Internal Rate of Return: a calculation that measures how much profit an investment makes, without considering things such as interest rates or inflation.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

We try to invest in companies that have the best combination of yield and growth and avoid those with unregulated merchant power exposure. The merchant power business’ profitability rests on improving power prices and demand fundamentals, which we do not expect even in the context of an economic recovery. Power prices tend to be a function of domestic natural gas prices which we expect will remain historically low.

Otherwise, utility fundamentals are generally very healthy. Regulatory support has been robust, especially in key states, such as Michigan, and management quality has generally been good. The investment outlook is robust also and should continue to support solid dividend growth for years to come. Electric utilities have much to do in renewable generation and transmission. Low gas prices can drive growth as consumers increasingly shift from alternatives for home heating and industrial usage. Quality gas utilities can earn a regulated return on investments (one that comes with regulatory protection not subject to changes in market or business conditions) in distribution expansion and replacement of aging infrastructure. Investment is also required in the United States’ water delivery and processing infrastructure, much of which was built over 50 years ago.

While rising interest rates could be a headwind for some of our holdings, if recent trends continue, we remind investors that utilities are not fixed income securities; they are equities. These businesses have the potential to prosper from an economic climate of growth and stability that would underpin a rise in rates. These conditions bode well for the prospect of rising earnings and dividend income. Historically, the impact of changes in interest rates has been most pronounced in the first few months or early stages of a trend change. After this initial adjustment period, company-specific fundamental factors, such as earnings and dividend growth, have tended to determine returns.

Energy

The energy portion of the portfolio contributed about (7.64)% to the total return in the period. The energy portfolio’s IRR of (26.94)% underperformed slightly indexes such as the S&P 500 Energy Index which was down (25.68)%. Our best performers were Williams Companies and Schlumberger. Offsetting that was poor performance from our investments in exploration and development companies like Pioneer Natural Resources and Occidental Petroleum.

During the period, U.S. oil price benchmark West Texas Intermediate fell 52% while global benchmarks like UK Brent did about the same. The decline was due to a combination of rising production from the U.S. and Libya and decreasing

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

expectations of global growth, particularly out of China. At November’s OPEC meeting Saudi Arabia refused to act as swing producer to make room for others and instead embarked on a policy of market share preservation, adding to an already oversupplied market. An initial bottom in February proved premature as OPEC production rose further and expectations of a quick decline in North American production proved optimistic.

Going forward the outlook remains challenged. Global supply is elevated because of growing OPEC production. The deal the U.S. reached with Iran over its nuclear program in May, if approved by the U.S. Congress, will likely add to the oversupply and preserve the status quo of low prices by lifting sanctions on oil exports. Partially offsetting this, demand growth has been robust and should remain so. Also the rate of non-OPEC production growth has started to slow; U.S. production should start to decline by the end of 2015 and other non-OPEC sources could see declines beginning in 2016.

This outlook is the prime driver of some of the recent merger and acquisition (M&A) activity in the energy industry. Firms are seeing fewer organic growth opportunities and looking for ways to gain scale, efficiency and drive down costs. This was the rationale for Energy Transfer’s recent bid for Williams Co., a top-ten holding. Williams has an enviable project backlog as a result of its infrastructure dominance in the Marcellus and Utica shale production areas and Energy Transfer is seeing less organic development opportunities in its areas of dominance around the Midwestern oil producing areas. We expect that M&A will heat up over the next year, especially among exploration and production companies, where scale and capital access will become more important for survival.

Telecommunications

Our investments in telecom, defined to include the cable and tower industries, generated just about 2.00% of performance contribution. Time Warner Cable and Liberty Global were the largest contributors to performance.

Cable experienced an active year. Regulatory momentum at both the Department of Justice and the Federal Communications Commission shifted somewhat swiftly against Comcast’s proposed deal to acquire Time Warner Cable, prompting Comcast to walk away from the transaction. Ultimately, regulators were concerned that Comcast’s unique breadth of assets and distribution scale would create too great an incentive to impede development of online video. When it was clear no deal was possible, Charter Communications announced plans to acquire Time Warner Cable (and Bright House Networks just weeks later). Collectively, “New Charter” should prove better-positioned to realize scale-based content rights and

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

procurement benefits. Given the lack of media assets, and the lesser scale, we think Charter faces better odds of approval than did Comcast.

In domestic telecom the competitive environment remains fierce. Price based wireless competition has been acute and equity prices have tended to lag broader markets. Thus, we have tended to limit our exposure in this subsector.

Outlook

Our utility sector investments are increasingly focused in subsectors that have above-average organic growth characteristics. Many of these companies have robust growth potential driven by gas-related investments, such as LNG, or by the impact of renewables as a source of power generation. We believe these companies should be able to raise their dividends at a measured pace and continue to provide stability to the portfolio in the event of unforeseen volatility.

Within the energy sector, our investments remain concentrated in subsectors we believe will benefit from investment required to develop new shale resources. We believe that companies with the ability to grow volumes, even in a low oil price environment, and those investing in volume-related infrastructure will survive and prosper.

In telecommunications, we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we see opportunities in cable, as broadband market-share gains should continue. Additionally, towers/chip/equipment companies are poised to benefit from increasing data usage and development of next-generation networks. We will also look for opportunities abroad as wireless and wireline data growth is a global phenomenon.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Definition of the Comparative Indices

i The S&P 500 Utilities Index is a capitalization-weighted index containing 31 electric and gas utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities. This equity index does not currently have telecommunications or energy equities that are contained in the Fund.

ii The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

iii The S&P 500 Energy Index comprises those companies included in the S&P 500 Index that are classified as members of the GICS energy sector.

iv The S&P 500 Telecom Services Index comprises those companies included in the S&P 500 Index that are classified as members of the GICS telecommunication services sector.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Growth of a $1,000,000 Investment

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2015
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Reaves Utilities and Energy Infrastructure Fund, Institutional Class Shares	-3.05%	9.01%	12.30%	6.00%
S&P 500 Index	11.21%	17.58%	16.24%	7.72%
S&P 500 Utilities Index	10.47%	9.24%	12.15%	7.27%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2015
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Reaves Utilities and Energy Infrastructure Fund, Class A Shares (without load)	-3.30%	8.77%	12.04%	5.74%
Reaves Utilities and Energy Infrastructure Fund, Class A Shares (with load)*	-7.89%	7.03%	10.96%	5.23%
S&P 500 Index	11.21%	17.58%	16.24%	7.72%
S&P 500 Utilities Index	10.47%	9.24%	12.15%	7.27%

*	The maximum sales load is 4.75%. For a description of front-end sales charges, please see the current prospectus.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

SECTOR WEIGHTINGS†: (Unaudited)

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.6%
	Shares	Value

CONSUMER DISCRETIONARY — 12.6%
Charter Communications, Cl A *	9,000	$1,672,740
Comcast, Cl A	19,900	1,241,959
Liberty Global, Cl A *	34,000	1,783,640
Liberty Global LiLAC *	1,700	72,692
Time Warner Cable	15,000	2,850,150

		7,621,181

ELECTRIC UTILITIES — 19.1%
Duke Energy	25,000	1,855,500
Eversource Energy	46,840	2,328,885
ITC Holdings	67,000	2,263,260
NextEra Energy	26,000	2,735,200
NextEra Energy LP (A)	19,000	677,920
Westar Energy, Cl A	46,000	1,731,900

		11,592,665

ENERGY — 12.9%
Cimarex Energy	12,000	1,249,440
Concho Resources *	12,000	1,278,720
EQT	16,000	1,229,600
Exxon Mobil	15,000	1,188,150
Schlumberger	14,500	1,200,890
Williams Companies	32,500	1,705,600

		7,852,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

COMMON STOCK — concluded
	Shares	Value

FINANCIALS — 4.7%
American Tower, Cl A REIT	17,200	$1,635,892
Crown Castle International REIT	15,000	1,228,650

		2,864,542

GAS — 7.3%
Atmos Energy	22,000	1,216,600
Columbia Pipeline Group	49,700	1,450,246
ONE Gas	39,000	1,756,170

		4,423,016

INDUSTRIALS — 4.4%
Kansas City Southern	7,000	694,330
Union Pacific	20,500	2,000,595

		2,694,925

MULTI-UTILITIES — 18.2%
CMS Energy	74,000	2,535,240
DTE Energy	30,650	2,466,099
National Grid PLC ADR	33,000	2,198,460
NiSource	72,700	1,269,342
Sempra Energy	25,000	2,544,500

		11,013,641

TELECOMMUNICATION SERVICES — 9.9%
BCE	42,700	1,756,678
Cogent Communications Holdings	47,000	1,494,130
Level 3 Communications *	24,000	1,212,000
SBA Communications, Cl A *	13,000	1,569,360

		6,032,168

WATER UTILITIES — 7.5%
American Water Works	57,300	2,974,443
Aqua America	62,000	1,577,280

		4,551,723

TOTAL COMMON STOCK (Cost $48,367,005)		58,646,261

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

SHORT-TERM INVESTMENT(B) — 3.4%
	Shares	Value

SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (Cost $2,081,415)	2,081,415	$2,081,415

TOTAL INVESTMENTS — 100.0% (Cost $50,448,420)		$60,727,676

Percentages are based on Net Assets of $60,714,943.
*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At July 31, 2015, this security amounted to $677,920 or 1.1% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of July 31, 2015.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $50,448,420)	$60,727,676
Cash	4,354
Dividends Receivable	82,441
Prepaid Expenses	14,924

Total Assets	60,829,395

Liabilities:
Payable due to Adviser	33,596
Audit Fees Payable	21,480
Transfer Agent Fees Payable	14,833
Payable due to Administrator	11,636
Payable for Capital Shares Redeemed	4,681
Payable due to Trustees	2,862
Payable due to Distributor	2,483
Chief Compliance Officer Fees Payable	2,001
Other Accrued Expenses	20,880

Total Liabilities	114,452

Net Assets	$60,714,943

Net Assets Consist of:
Paid-in Capital	$50,580,781
Undistributed Net Investment Income	77,397
Accumulated Net Realized Loss on Investments	(222,491)
Net Unrealized Appreciation on Investments	10,279,256

Net Assets	$60,714,943

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($54,030,655 ÷ 5,290,637)	$10.21

Net Asset Value and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($6,684,288 ÷ 653,864)	$10.22

Maximum Offering Price Per Share — Class A Shares ($10.22 ÷ 95.25%)	$10.73

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
FOR THE YEAR
ENDED JULY 31, 2015

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,659,943
Less: Foreign Taxes Withheld	(21,514)

Total Investment Income	1,638,429

Expenses:
Investment Advisory Fees	510,888
Administration Fees	136,999
Distribution Fees(1)	17,920
Trustees’ Fees	10,804
Chief Compliance Officer Fees	6,319
Transfer Agent Fees	90,243
Legal Fees	32,914
Registration Fees	32,798
Printing Fees	27,337
Audit Fees	22,011
Custodian Fees	7,890
Insurance and Other Expenses	11,047

Total Expenses	907,170

Less: Investment Advisory Fees Waived	(3,636)
Less: Fees Paid Indirectly(2)	(47)

Net Expenses	903,487

Net Investment Income	734,942

Net Realized Loss on Investments	(234,724)
Net Realized Loss on Foreign Currency Transactions	(1,939)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,511,573)

Net Realized and Unrealized Loss on Investments	(2,748,236)

Net Decrease in Net Assets Resulting from Operations	$(2,013,294)

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Income	$734,942	$952,791
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	(236,663)	6,427,003
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,511,573)	2,408,685

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,013,294)	9,788,479

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(799,934)	(1,198,276)
Class A Shares	(77,318)	(82,629)

Total from Net Investment Income	(877,252)	(1,280,905)

Net Realized Gains
Institutional Class Shares	(4,196,294)	(1,290,887)
Class A Shares	(465,566)	(114,384)

Total from Net Realized Gains	(4,661,860)	(1,405,271)

Total Dividends and Distributions	(5,539,112)	(2,686,176)

Capital Shares Transactions(1)
Institutional Class Shares
Issued	140,325	1,290,590
Reinvestment of Distributions	3,967,921	1,831,650
Redeemed	(9,049,193)	(2,584,208)

Net Institutional Class Shares Capital Share Transactions	(4,940,947)	538,032

Class A Shares
Issued	1,951,760	2,272,854
Reinvestment of Distributions	516,630	184,825
Redeemed	(1,723,194)	(1,649,084)

Net Class A Shares Capital Share Transactions	745,196	808,595

Net Increase/(Decrease) From Capital Share Transactions	(4,195,751)	1,346,627

Total Increase/(Decrease) in Net Assets	(11,748,157)	8,448,930

Net Assets:
Beginning of Year	72,463,100	64,014,170

End of Year (including undistributed net investment income of $77,397 and $3, respectively)	$60,714,943	$72,463,100

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Asset Value, Beginning of Year	$11.42	$10.28	$9.09	$8.52	$6.83

Income from Operations:
Net Investment Income(1)	0.12	0.15	0.16	0.17	0.17
Net Realized and Unrealized Gain/(Loss) on Investments	(0.44)	1.43	1.21	0.57	1.64

Total from Operations	(0.32)	1.58	1.37	0.74	1.81

Dividends and Distributions from:
Net Investment Income	(0.14)	(0.21)	(0.18)	(0.17)	(0.12)
Net Realized Gains	(0.75)	(0.23)	—	—	—

Total Dividends and Distributions	(0.89)	(0.44)	(0.18)	(0.17)	(0.12)

Net Asset Value, End of Year	$10.21	$11.42	$10.28	$9.09	$8.52

Total Return†	(3.05)%	15.89%	15.29%	8.90%	26.62%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$54,031	$65,732	$58,605	$54,222	$52,123
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.31%	1.31%	1.37%	1.44%	1.44%
Ratio of Net Investment to Average Net Assets	1.11%	1.45%	1.67%	2.07%	2.13%
Portfolio Turnover Rate	62%	85%	103%	95%	84%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Class A Shares
	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012^	Year Ended July 31, 2011
Net Asset Value, Beginning of Year	$11.43	$10.29	$9.09	$8.52	$6.83

Income from Operations:
Net Investment Income(1)	0.09	0.13	0.13	0.16	0.15
Net Realized and Unrealized Gain/(Loss) on Investments	(0.43)	1.42	1.23	0.56	1.64

Total from Operations	(0.34)	1.55	1.36	0.72	1.79

Dividends and Distributions from:
Net Investment Income	(0.12)	(0.18)	(0.16)	(0.15)	(0.10)
Net Realized Gains	(0.75)	(0.23)	—	—	—

Total Dividends and Distributions	(0.87)	(0.41)	(0.16)	(0.15)	(0.10)

Net Asset Value, End of Year	$10.22	$11.43	$10.29	$9.09	$8.52

Total Return†	(3.30)%	15.58%	15.11%	8.64%	26.31%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$6,684	$6,731	$5,409	$5,003	$2,626
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.56%	1.56%	1.62%	1.69%	1.69%
Ratio of Net Investment to Average Net Assets	0.86%	1.24%	1.42%	1.84%	1.87%
Portfolio Turnover Rate	62%	85%	103%	95%	84%

†	Returns shown do not reflect the sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Utilities and Energy Infrastructure Fund were reclassified as Class A Shares.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty-two funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”), The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2015, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the year ended July 31, 2015, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

As of July 31, 2015, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2015, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund seeks to declare quarterly dividends at fixed rates approved by the Board. To the extent that the amount of the Fund’s net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund’s net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year).

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2015, the Fund was charged $136,999 for these services.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2015, the Fund earned credits of $47, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived. As of July 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $45,399, expiring in 2016, $5,192, expiring in 2017, and $3,636, expiring in 2018. During the year ended July 31, 2015, there has been no recoupment of previously waived and reimbursed fees.

6. Share Transactions:

	Year Ended July 31, 2015	Year Ended July 31, 2014
Share Transactions:
Institutional Class Shares
Issued	12,985	122,469
Reinvestment of Distributions	368,541	178,850
Redeemed	(846,482)	(245,917)

Net Institutional Class Shares Capital Share Transactions	(464,956)	55,402

Class A Shares
Issued	178,767	205,599
Reinvestment of Distributions	47,966	18,018
Redeemed	(161,725)	(160,523)

Net Class A Shares Capital Share Transactions	65,008	63,094

Net Increase/(Decrease) in Shares Outstanding	(399,948)	118,496

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2015 were $41,340,399 and $51,464,230, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to master limited partnership adjustments, REIT adjustments, reclassifications of distributions and foreign currency gains and losses reclassifications have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$219,704	$(219,635)	$(69)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2015 and 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$1,863,060	$3,676,052	$5,539,112
2014	1,806,268	879,908	2,686,176

As of July 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$77,395
Post Enactment Short-Term Capital Loss Carryforwards	(218,529)
Unrealized Appreciation	10,275,291
Other Temporary Differences	5

Total Distributable Earnings	$10,134,162

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. During the fiscal year ended July 31, 2015, the Fund did not utilize capital loss carryforwards to offset capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2015, the Fund had a short-term capital loss carryforward of $218,529 available for utilization.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$50,452,385	$10,851,358	$(576,067)	$10,275,291

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At July 31, 2015, 13% of the total Institutional Class Shares outstanding were held by one record shareholder and 58% of the total Class A Shares were held by two record shareholders. These shareholders are comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2015.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Reaves Utilities and Energy Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2015

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THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

TRUSTEE AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
1	Unless otherwise noted, the business address if each Trustee is SEI investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of July 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

TRUSTEE AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Other Directorships Held by Board Member[4]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

TRUSTEE AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011, Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Other Directorships Held by Member4/Officer

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

TRUSTEE AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)

Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior

Associate and AML Officer, Morgan Stanley

Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2015 to July 31, 2015).

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/2015	Ending Account Value 7/31/2015	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$963.40	1.30%	$6.33
Class A Shares	1,000.00	962.20	1.55	7.54
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.35	1.30%	$6.51
Class A Shares	1,000.00	1,017.11	1.55	7.75
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2015 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)
66.37%	33.63%	100.00%	81.30%	86.06%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-AR-001-1100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$497,660	N/A	N/A	$508,490	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,800 and $10,500 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 7, 2015